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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 23, 2005

HIGH GRADE MINING CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	None
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

885 Pyrford Road
West Vancouver, British Columbia, Canada V7S 2A2
(Address of principal executive offices and Zip Code)

(604) 925-0220
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 23, 2005, the Registrant ("Purchaser"), Sealweld International Company Ltd. ("Vendor"), Hugh Chisholm and Bruce Chisholm (collectively, Principals") entered into an agreement wherein Purchaser agreed to purchase the assets, goodwill and the benefits of the relationships established by the Vendor over a seven year period working in Eastern Europe, Great Britain, Russia, Canada, Mexico and South America in consideration of $100 and covenants not to disclose, compete or interfere.

Further, the Purchaser and Bruce Chisholm entered into an employment agreement wherein the Registrant employed Bruce Chisholm as an officer and director of the Registrant in consideration of $72,000 per year plus incentive stock options and vacation.

Further, the Purchaser and Hugh Chisholm entered into an employment agreement wherein the Registrant employed Hugh Chisholm as an officer and director of the Registrant in consideration of $72,000 per year plus incentive stock options and vacation.

As part and parcel of the forgoing transaction, Woodburn Holdings Ltd, a corporation owned and controlled by Robert M. Baker, the Registrant's president, transferred 4,250,000 shares of its common stock to Elden Schorn and 4,250,000 shares of its common stock to West Peak Ventures of Canada Limited. Woodburn Holdings Ltd. retained 1,500,000 shares of the Registrant's common stock. Further, Katherine MacDonald, a shareholder of the Registrant, transferred 4,250,000 shares of her common stock to Hugh Chisholm and 4,250,000 shares of her common stock to Bruce Chisholm. Ms. MacDonald retained 1,500,000 shares of the Registrant's common stock.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 23, 2005, the Registrant ("Purchaser"), Sealweld International Company Ltd. ("Vendor"), Hugh Chisholm and Bruce Chisholm (collectively, Principals") entered into an agreement wherein Purchaser agreed to purchase the assets, goodwill and the benefits of the relationships established by the Vendor over a seven year period working in Eastern Europe, Great Britain, Russia, Canada, Mexico and South America in consideration of $100 and covenants not to disclose, compete or interfere.

Further, the Purchaser and Bruce Chisholm entered into an employment agreement wherein the Registrant employed Bruce Chisholm as an officer and director of the Registrant in consideration of $72,000 per year plus incentive stock options and vacation.

Further, the Purchaser and Hugh Chisholm entered into an employment agreement wherein the Registrant employed Hugh Chisholm as an officer and director of the Registrant in consideration of $72,000 per year plus incentive stock options and vacation.

As part and parcel of the forgoing transaction, Woodburn Holdings Ltd, a corporation owned and controlled by Robert M. Baker, the Registrant's president, transferred 4,250,000 shares of its common stock to Elden Schorn and 4,250,000 shares of its common stock to West Peak Ventures of Canada Limited. Woodburn Holdings Ltd. retained 1,500,000 shares of the Registrant's common stock. Further, Katherine MacDonald, a shareholder of the Registrant, transferred 4,250,000 shares of her common stock to Hugh Chisholm and 4,250,000 shares of her common stock to Bruce Chisholm. Ms. MacDonald retained 1,500,000 shares of the Registrant's common stock.

ITEM 5.02 CHANGES IN CONTROL OF THE REGISTRANT

On December 23, 2005, the Registrant ("Purchaser"), Sealweld International Company Ltd. ("Vendor"), Hugh Chisholm and Bruce Chisholm (collectively, Principals") entered into an agreement wherein Purchaser agreed to purchase the assets, goodwill and the benefits of the relationships established by the Vendor over a seven year period working in Eastern Europe, Great Britain, Russia, Canada, Mexico and South America in consideration of $100 and covenants not to disclose, compete or interfere.

Further, the Purchaser and Bruce Chisholm entered into an employment agreement wherein the Registrant employed Bruce Chisholm as an officer and director of the Registrant in consideration of $72,000 per year plus incentive stock options and vacation.

Further, the Purchaser and Hugh Chisholm entered into an employment agreement wherein the Registrant employed Hugh Chisholm as an officer and director of the Registrant in consideration of $72,000 per year plus incentive stock options and vacation.

As part and parcel of the forgoing transaction, Woodburn Holdings Ltd, a corporation owned and controlled by Robert M. Baker, the Registrant's president, transferred 4,250,000 shares of its common stock to Elden Schorn and 4,250,000 shares of its common stock to West Peak Ventures of Canada Limited. Woodburn Holdings Ltd. retained 1,500,000 shares of the Registrant's common stock. Further, Katherine MacDonald, a shareholder of the Registrant, transferred 4,250,000 shares of her common stock to Hugh Chisholm and 4,250,000 shares of her common stock to Bruce Chisholm. Ms. MacDonald retained 1,500,000 shares of the Registrant's common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of December, 2005.

HIGH GRADE MINING CORP.

BY:	/s/ Robert Baker
Robert Baker, president, principal executive officer, secretary, treasurer, principal financial officer, principal accounting officer, and sole member of the board of directors